NOVEMBER 27, 2024
SUPPLEMENT TO THE FOLLOWING:
THE HARTFORD TOTAL RETURN BOND FUND SUMMARY PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED MARCH 1, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information regarding The Hartford Total Return Bond Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, Connor Fitzgerald, CFA is added as a portfolio manager for The Hartford Total Return Bond Fund (the “Fund”). Joseph F. Marvan, CFA, Campe Goodman, CFA, Robert D. Burn, CFA, and Jeremy Forster will remain as portfolio managers for the Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the headings “Management” in the above referenced Summary Prospectus and “The Hartford Total Return Bond Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following information is added to the portfolio manager table:
Portfolio Manager	Title	Involved with Fund Since
Connor Fitzgerald, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015

(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Total Return Bond Fund” in the above referenced Statutory Prospectus, the following information for Connor Fitzgerald, CFA is added:
Connor Fitzgerald, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since November 2024 and has been involved in securities analysis for the Fund since 2015. Mr. Fitzgerald joined Wellington Management as an investment professional in 2015.
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7698
November 2024